EXHIBIT 10.1


                                  Statement of
                 The StoneStreet Group, Inc. and Alan Barksdale
                                      as to
                        the Joint Filing of Schedule 13D



We, the Undersigned, hereby consent to the joint filing with the Securities and Exchange Commission ("SEC") of the Schedule 13D, dated June 22, 2011 on our behalf by The StoneStreet Group, Inc.


Date:  June 22, 2011



                                              THE STONESTREET GROUP, INC.




                                              /s/ Alan Barksdale
                                               ---------------------------------
                                              Alan Barksdale, President


                                              ALAN BARKSDALE



                                              /s/ Alan Barksdale
                                              ----------------------------------
                                              Alan Barksdale, Individually